UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 15, 2021 (January 14, 2021)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2024, par value $25	PBB	New York Stock Exchange
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On January 14, 2021, Prospect Capital Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Prospect Capital Management L.P. (the “Adviser”), Prospect Administration LLC (the “Administrator”), and Barclays Capital Inc., RBC Capital Markets, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, in connection with the issuance and sale by the Company of $325,000,000 aggregate principal amount of the Company’s 3.706% Notes due 2026 (the “Offering”).
The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-236415) previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement dated January 14, 2021, a pricing term sheet filed with the SEC on January 14, 2021 and a final prospectus supplement dated January 14, 2021.
The foregoing description of the Underwriting Agreement is only a summary and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events.
On January 15, 2021, the Company notified U.S. Bank National Association, the trustee (the “Trustee”) for the Company’s 6.25% Notes due 2024 (the “2024 Notes”), of the Company’s election to redeem $233,787,975 of the aggregate principal amount of the 2024 Notes outstanding and instructed the Trustee to provide notice of such redemption to the holders of the 2024 Notes in accordance with the terms of the indenture governing the 2024 Notes. The Company expects the redemption to be completed on or about February 14, 2021 (payable on the next succeeding business day, February 15, 2021). Following the redemption, none of the 2024 Notes will remain outstanding. This Current Report on Form 8-K does not constitute a notice of redemption of the 2024 Notes.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1    Underwriting Agreement, dated January 14, 2021, by and among Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, and Barclays Capital Inc., RBC Capital Markets, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: President and Chief Operating Officer
Date:  January 15, 2021

Index to Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated January 14, 2021, by and among Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, and Barclays Capital Inc., RBC Capital Markets, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.

5